UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21571

The Rogé Partners Funds

(Exact name of registrant as specified in charter)

630 Johnson Avenue, Suite 103, Bohemia, NY 11716

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631 218-0077

Date of fiscal year end:

6/30

Date of reporting period: 6/30/09

Item 1.  Reports to Stockholders.

Rogé Partners Fund Annual Report June 30, 2009 Investment Advisor R.W. Rogé & Company, Inc. 630 Johnson Avenue, Suite 103 Bohemia, NY 11716 1-888-800-ROGÉ

Rogé Partners Fund
SHAREHOLDER LETTER
June 30, 2009

Dear Shareholders,

Shaking off fears of global recession and unnerving swings in energy prices, investors in the second quarter pushed domestic and global markets to their best finish in years. Led by financial and information technology stocks, the equity markets climbed strongly, breaking a string of six negative quarters and posting its strongest quarterly gain since the fourth quarter of 1998. International markets, and notably emerging markets, generated even stronger returns.

Uncertain but gradually warming sentiment about a broad economic recovery combined with the negligible returns from money market funds have tempted investors to start deploying some of the estimated $4 trillion “sitting on the sidelines” back into equities. Despite persistent weakness of the economic data – including steadily rising unemployment, continuing declines in home prices and increases in credit card default rates – analysts seem to agree that markets are now on a more stable footing, largely due to an easing of credit concerns. In addition, investors seem to confirm that with a renewed appetite for riskier assets such as small-cap stocks, emerging market securities and high-yield bonds, which together led the rally.

Among the key indicators that buoyed the markets was industrial production, which fell at an annual rate of 11.6% for the second quarter, but was still a significant improvement over the 19.1% drop the previous quarter. In addition, core inflation remained moderate despite a sharp increase in crude oil prices, largely calming the fears of deflation that haunted the markets last year.

Markets abroad responded especially well to a modest resurgence in global trade and low inventories. Again, risk found favor with return-starved investors. Volatile developing markets such as China, India and Russia enjoyed stellar returns and many international markets with pronounced commodities exposure were seen as a good place to invest in a nascent economic recovery. Among developed markets, Japan saw strong gains, outpacing both Europe and the U.S.

Overall, small and mid-cap stocks outperformed large caps. Growth prevailed in the small cap category, otherwise the two styles performed about the same.

Bonds did well, but did not keep pace with riskier assets throughout the quarter. Both municipal bonds and government bonds had returns in the low single digits as investors opted to invest in different areas of the credit spectrum. We had a small allocation to government bonds through our position in balanced mutual funds.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
June 30, 2009

Credit spreads eased throughout the past couple of months, alleviating concerns that companies wouldn’t be able to refinance existing debt. High-yield bonds were the top performers, as the Barclays Capital U.S. Corporate High-Yield Bond Index notched an impressive gain. Investment grade corporate bonds were also winners in the most recent quarter with high single-digit returns. We had a modest exposure to corporate high yield debt through our allocation to balanced mutual funds.

Money market returns continued to be minuscule as many investors continued to opt for the relative safety of holding ultra-short-duration bonds. We kept cash to a minimum throughout the quarter, as we found a plethora of other investment opportunities.

Snapping a four-quarter winning streak against the euro, the U.S. dollar resumed its decline after outpacing many major currencies during the financial crisis. With the global financial system seemingly stabilized, investors started to weigh the potential impact of the U.S. stimulus package with its massive borrowing and burgeoning money supply. At the moment, foreign currencies appear to have an edge over the dollar over the long term. The drop in the U.S. dollar helped our substantial exposure to foreign stocks.

Strategy and Outlook

Our investment strategy in the near term is to manage risk first and focus on return second. We currently think it’s a fool’s game to try and chase any index (e.g., the S&P 5001) given all of the unknown future risks facing the system. Instead, we are focused on shorter-term investment strategies that will more easily allow us to change course in response to policy and economic developments.

Playing Deflation/Inflation:  Prices of assets continue to fall. Near term, we can anticipate some deflation or very little inflation. However, as asset prices begin to bottom there is a very high probability that inflation will tick up over the longer term. Therefore, we have already begun investing in areas that can benefit from a more inflationary environment. These areas include commodities, stocks, precious metals and to a small extent Treasury Inflation Protected Securities (TIPS).

Shopping Dividend-Paying Stocks: Another strategy is to be invested in high quality stocks that are paying a dividend.  Here we are getting paid while we wait for a recovery. With interest rates near bottom, many solid stocks trading at or below their average price-to-earnings (P/E) ratio and improving dividend yields, it’s an opportune time to apply this approach.

1 The S&P 500 is a market capitalization weighted measure of 500 widely held common stocks. Please note, an investor may not invest directly in an index.

Rogé Partners Fund
SHAREHOLDER LETTER (Continued)
June 30, 2009

Hedging Against a Weaker U. S. Dollar: We are concerned about the potential decline in the purchasing power of the U. S. Dollar.  Increasing our exposure to global and foreign securities (denominated in currencies other than the U. S. Dollar) can provide a hedge against dollar devaluation.

Asset Allocation Funds: We will likely be in a trading range for the next couple of quarters as the world’s economies work through issues touching on credit quality, excess leverage and sluggish consumer demand. This signals opportunities in short-term asset allocation to add incremental value. We believe that funds whose managers are good at moving resources between asset classes will work well for our portfolios. These funds also give us the ability to add value to the Fund through strategic investments, in a wide variety of asset classes and the full credit spectrum. An added benefit to these types of funds is that they reduce the amount of trading we would have to do.

We thank you for the confidence you have placed in us and the patience you have graciously demonstrated. We know it’s been a difficult period for everyone.  Again, while remaining vigilant for opportunities to enhance returns, our promise to you is that our primary consideration in this very challenging environment continues to be capital preservation.

Warmest regards,

Ronald W. Rogé, MS, CFP®

Steven M. Rogé, CMFC®

Co-Portfolio Manager

Co-Portfolio Manager

Investing in the Rogé Partners Fund involves risks including the loss of principal. Some of the principal risks that the Fund is exposed to are investment management risk, foreign exposure risk, and stock market volatility. Investment management risk is the risk that the investment advisers of the Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. The Fund may also invest in foreign securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity. Please refer to the fund’s prospectus for these and other risks you should carefully consider.

The Rogé Partners Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC.  0996-NLD-8/26/2009

Rogé Partners Fund
PORTFOLIO REVIEW
June 30, 2009

The Fund’s performance figures* for the year ending June 30, 2009, compared to its benchmarks:

	One Year	Three Year	Inception** – June 30, 2009	Inception** – June 30, 2009(Cumulative Return)
The Rogé Partners Fund	-34.11%	-11.94%	-2.47%	-11.19%
S&P 500 Index	-26.21%	-8.22%	-2.28%	-10.38%
MSCI World Index	-29.50%	-8.02%	-0.05%	-0.26%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2009, to ensure that the net annual fund operating expenses will not exceed 1.99% for the Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 3.20%. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGE.

“S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. The “World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is October 1, 2004.

The Fund’s Top Ten Sectors are as follows:

Sectors	Percentage of Net Assets
Value Equity Mutual Funds	50.77%
Growth Equity Mutual Funds	12.40%
Asset Allocation Mutual Funds	12.69%
Limited Partnership	5.55%
International Equity Mutual Funds	4.16%
Blend Equity Mutual Funds	4.07%
Beverages	2.07%
Diversified Holding Companies	1.43%
Retail	0.81%
Software	0.76%
Other/Cash & Equivalents	5.29%
100.00%

Rogé Partners Fund
SCHEDULE OF INVESTMENTS
June 30, 2009

Shares	Security		Value

	EQUITY MUTUAL FUNDS (RIC's) - 84.10%
	Asset Allocation Fund - 12.69%
15,635	FPA Crescent Fund		$ 343,492
30,628	Oakmark Equity & Income Fund		684,839
10,215	PIMCO All Asset All Authority Fund		102,451
10,121	PIMCO Global Multi-Asset Fund		102,429
			1,233,211

	Blend - 4.07%
15,502	Fairholme Fund		393,442
257	Matthew 25 Fund		2,320
			395,762

	Contrarian - 0.01%
93	Grizzly Short Fund		583

	Growth - 12.40%
20,491	Baron Partners Fund		260,232
10,314	Baron Small Cap Fund +		163,173
887	Legg Mason Opportunity Trust +		6,402
2,151	Sequoia Fund, Inc.		209,352
57,700	Vanguard PRIMECAP Core Fund		566,041
			1,205,200

	International - 4.16%
27,726	Artisan International Small Cap Fund		379,567
1,001	Artisan International Value Fund, Investor Shares		19,271
280	Third Avenue International Value Fund		3,695
93	Tweedy Browne Global Value Fund		1,606
			404,139

	Value - 50.77%
100	Aegis Value Fund		692
180	Brown Advisory Small Cap Value Fund		1,511
31,836	First Eagle Global Fund		1,106,944
105,190	IVA Worldwide Fund		1,410,604
11,141	Kinetics Paradigm Fund		190,627

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2009

Shares	Security		Value
	Value - 50.77% (Continued)
740	Longleaf Partners Fund		$ 14,395
15,817	Pinnacle Value Fund		190,911
75	Presidio Fund		805
18,296	Prospector Capital Appreciation Fund		214,249
66,251	Royce Opportunity Fund		439,907
37,663	Royce Select Fund		534,067
181	SouthernSun Small Cap Fund		1,880
89	Third Avenue Small Cap Value Fund		1,333
191	Third Avenue Value Fund		7,352
594	Tilson Focus Fund (a)		4,338
27,575	Westport Fund		436,518
39,130	Wintergreen Fund		377,995
			4,934,128

	TOTAL EQUITY MUTUAL FUNDS
	(Cost $7,719,709)		8,173,023

	COMMON STOCKS - 10.19%
	Beverages - 2.07%
900	Brown-Forman Corp. +		41,499
850	Diageo PLC		48,662
900	Coca-Cola Co. (The)		43,191
1,600	Molson Coors Brewing Co.		67,728
			201,080

	Building Materials - 0.57%
700	Martin Marietta Materials, Inc.		55,216

	Diversified Holding Companies - 1.43%
1,829	Jardine Matheson Holdings, Ltd.		45,176
2,700	Leucadia National Corp. +		56,943
908	Siem Industries, Inc. (a) +		37,228
			139,347

	Food - 0.46%
1,200	Nestle SA		45,144

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2009

Shares	Security		Value

	Hand / Machine Tools - 0.44%
1,200	Lincoln Electric Holdings Inc		$ 43,248

	Healthcare-Products - 0.35%
600	Johnson & Johnson		34,080

	Insurance - 0.45%
15	Berkshire Hathaway, Inc., Class B +		43,436

	Leisure Time - 0.39%
1,000	Shimano, Inc.		38,264

	Machinery-Diversified - 0.68%
900	Pfeiffer Vacuum Technology AG +		66,200

	Oil & Gas - 0.35%
500	EOG Resources, Inc.		33,960

	REITs- 0.42%
4,600	Winthrop Realty Trust		41,078

	Retail - 0.81%
700	McDonald's Corp.		40,243
800	Wal-Mart Stores, Inc.		38,752
			78,995

	Software - 0.76%
281,500	6356095 Canada Inc. (formerly Excapsa Software)+ ++ (a)		33,780
1,700	Microsoft Corp.		40,409
			74,189

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2009

Shares	Security		Value

	Tobacco - 0.63%
1,400	Philip Morris International, Inc.		$ 61,068

	Transportation - 0.38%
1,100	Expeditors International of Washington, Inc.		36,674

	TOTAL COMMON STOCKS
	(Cost $967,796)		991,979

	LIMITED PARTNERSHIP - 5.55%
450,000	Armor Capital Partners LP + ++ (a)
	(Cost $450,000)		539,265

	SHORT-TERM INVESTMENTS - 0.38%
	Money Market Mutual Funds - 0.38%
37,070	Goldman Sachs Financial Square Funds, Government Fund
	(Cost $37,070)		37,070

	TOTAL INVESTMENTS
	(Cost $9,174,575*)	100.22%	$ 9,741,337
	Liabilities in excess of other assets	-0.22%	(22,683)

	TOTAL NET ASSETS	100.00%	$ 9,718,654

+ Non-income producing securities.
++ Restricted securities. The aggregate value of such securities is 5.90% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.
(a) Securities for which market quotations are not readily available. The aggregate value of such securities is 6.32% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees.
* Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,559,873 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$691,757
		Unrealized depreciation:	(510,293)
		Net unrealized appreciation:	$181,464

RIC - Registered Investment Company
ADR - American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

Assets:
Investments in securities, at value
(Cost $9,174,575)	$ 9,741,337
Dividends and interest receivable	3,411
Prepaid expenses and other assets	17,276
Total Assets	9,762,024

Liabilities:
Investment advisory fees payable	2,550
Fees payable to other affiliates	12,002
Accrued expenses and other liabilities	28,818
Total Liabilities	43,370

Net Assets	$ 9,718,654

Net Assets Consist Of:
Paid in capital	$ 14,279,023
Accumulated net investment loss	(73,526)
Accumulated net realized loss from security transactions
and foreign currency transactions	(5,053,607)
Net unrealized appreciation of investments and
foreign currency transactions	566,764

Net Assets	$ 9,718,654

Shares outstanding (unlimited number of shares authorized
without par value)	1,214,349

Net asset value (net assets ÷ shares outstanding), offering price and
redemption price per share	$ 8.00

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2009

Investment Income:
Dividends (net of foreign withholding taxes $1,421)	$ 128,679
Interest	4,720
Total investment income	133,399

Expenses:
Advisory fees	100,145
Administration fees	34,823
Fund accounting fees	27,243
Legal fees	23,349
Transfer agent fees	20,333
Registration fees	17,400
Audit fees	14,764
Custody fees	11,939
Insurance expense	10,341
Printing expense	2,629
Trustees' fees	2,868
Other expenses	292
Total expenses	266,126

Less:
Advisory fees waived	(67,497)
Net expenses	198,629

Net Investment Loss	(65,230)

Net Realized and Unrealized Loss
on Investments:
Net realized loss from security transactions	(4,137,240)
Net realized loss from foreign currency transactions	(18,798)
Distributions received from underlying investment companies	111,671
Net change in unrealized appreciation (depreciation) of investments
and foreign currency transactions	(760,434)
Net realized and unrealized loss on investments	(4,804,801)

Net decrease in net assets resulting from operations	$ (4,870,031)

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENTS OF CHANGES IN NET ASSETS
Rogé Partners Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
From Operations:
Net investment loss	$ (65,230)	$ (59,468)
Net realized loss from security transactions	(4,137,240)	(1,103,159)
Net realized loss from
foreign currency transactions	(18,798)	(1,562)
Distributions received from underlying
investment companies	111,671	510,320
Net change in unrealized appreciation
(depreciation) of investments	(760,434)	(1,912,610)
Net decrease in net assets
resulting from operations	(4,870,031)	(2,566,479)

Distributions:
In excess of net investment income	(1,978)	(55,901)
From net realized gains	-	(1,076,824)
In excess of net realized gains	(11,301)	-
Net decrease in net assets from distributions	(13,279)	(1,132,725)

From Capital Share Transactions:
Subscriptions of fund shares	2,297,764	1,725,275
Reinvestment of dividends	13,273	1,132,513
Redemption fee proceeds	-	353
Redemptions of fund shares	(2,382,133)	(1,965,533)
Net increase (decrease) in net assets from
capital share transactions	(71,096)	892,608

Net decrease in net assets	(4,954,406)	(2,806,596)

Net Assets:
Beginning of Year	14,673,060	17,479,656
End of Year*	$ 9,718,654	$ 14,673,060
* Includes accumulated net investment loss of:	$ (73,526)	$ (146,208)

Capital Share Transactions:
Shares sold	269,770	122,187
Shares reinvested	1,682	83,151
Shares redeemed	(263,281)	(146,312)
	8,171	59,026

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30,		June 30,		June 30,		June 30,		June 30,
	2009		2008		2007		2006		2005 (1)
Net Asset Value, Beginning of Year	$ 12.16		$ 15.24		$ 12.92		$ 11.13		$ 10.00
Income From Investment Operations:
Net investment income (loss) (2)	(0.06)		(0.05)		(0.01)		(0.08)		(0.07)
Net realized and unrealized gain (loss)	(4.09)		(2.06)		2.74		1.93		1.22
Total from investment operations	(4.15)		(2.11)		2.73		1.85		1.15

Paid-In Capital from Redemption Fees	-		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less Distributions:
In excess of net investment income	(0.00)	(3)	(0.05)		(0.15)		(0.00)	(3)	(0.02)
From net realized gains	-		(0.92)		(0.26)		(0.06)		-
In excess of net realized gains	(0.01)		-		-		-		-
Total distributions	(0.01)		(0.97)		(0.41)		(0.06)		(0.02)

Net Asset Value, End of Year	$ 8.00		$ 12.16		$ 15.24		$ 12.92		$ 11.13

Total Return (4)	(34.11)%		(14.57)%		21.32%		16.64%		11.50%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$ 9,719		$ 14,673		$ 17,480		$ 11,643		$ 5,773
Ratio of expenses to average net
assets, before waiver/reimbursement (6)	2.67%		2.34%		2.13%		3.05%		7.88%	(5)
Ratio of expenses to average net
assets, after waiver/reimbursement (6)	1.99%		1.99%		1.99%		1.99%		1.99%	(5)
Ratio of net investment income (loss)
to average net assets, after waiver/
reimbursement (7)	(0.65)%		(0.36)%		(0.05)%		(0.62)%		(0.87)%	(5)
Portfolio Turnover Rate	149%		59%		33%		13%		8%
(1)	For the period from October 1, 2004 (commencement of operations) to June 30, 2005.
(2)	Per share amounts calculated using the average shares method.
(3)	Per share amount represents less than $0.01 per share.
(4)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

Note 1.  Organization

Rogé Partners Funds (the “Trust”) a Delaware business trust formed on April 15, 2004, and registered as open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”) is comprised of the Rogé Partners Fund (the “Fund”).  The Fund commenced operations on October 1, 2004.   The Fund’s business and affairs are managed by its officers under the direction of its Board of Trustees (the “Board”).  The Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and U.S. and foreign equity securities with a growth and value approach.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.  Management has evaluated subsequent events through August 27, 2009, the date the financial statements were issued.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. If no mean price is available, the last bid price is used.   Shares of underlying mutual funds are valued at their respective Net Asset Values (“NAVs”).  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing systems selected by R.W. Rogé & Co., Inc. (the “Advisor”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Advisor deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange-traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value (face value).    The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.  When the NAV of an underlying fund is unavailable, it is valued at fair value as determined by the Advisor under the supervision of the Fund’s Board of Trustees.

The Fund normally calculates net asset value (“NAV”) per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) (generally 4:00PM Eastern Time) once on each day on which the NYSE is open for trading. Trading in securities on Far Eastern and certain other securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE. In addition, Far Eastern and other securities trading generally, or in a particular country or countries, may take place on days that the NYSE is closed, and on which a Fund’s net asset value is not calculated. As a result of the aforementioned, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.   Other securities for which market quotations are not readily available are valued at their fair value, as determined in good faith in accordance with the guidelines established by the Board.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, a Board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

could be used to determine fair value for a security.  As of June 30, 2009, the Fund held four securities for which market quotations were not readily available.   The market value of these securities represented 6.32% of its net assets.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2009 for the Fund’s assets and liabilities measured at fair value:

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at June 30, 2009 includes:

Derivatives Disclosure – The Fund has adopted FASB SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Any necessary changes to accounting policies and disclosures have been made in accordance with SFAS 161 and are incorporated for the current reporting period.

Security Transactions and Related Investment Income – Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.   The amounts of dividends and distributions from net investment income and net realized gains, respectively, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the placecountry-regionUnited States of America.   These “book-tax” differences are either permanent or temporary in nature.   To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.   To the extent dividends and distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in surplus or tax return of capital.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  Effective December 31, 2007, the Fund became subject to the Financial Accounting Standards Board (“FASB”) FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2009), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.   These reclassifications have no effect on net assets and net asset value per share.    For the year ended June 30, 2009, the Fund reclassified the components of net assets due to net operating losses, foreign currency losses, real estate investment trust, partnership and passive foreign investment companies adjustments as follows:

Paid in capital	$(29,007)
Accumulated net investment loss	139,890
Accumulated net realized gain (loss) from security
transactions and foreign currency transactions	(110,883)

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

Note 3.  Investment Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement (the “Agreement”) with the Advisor. Pursuant to the Agreement, the Advisor manages the Funds’ investments and business affairs, subject to the supervision of the Board. For its services, the Advisor receives a fee equal to 1.00% of the average net assets of the Fund.

The Advisor has agreed contractually to waive its advisory fee and to reimburse expenses, other than extraordinary or non-recurring expenses or acquired fund fees and expenses, at least until October 31, 2009, such that the total annual fund operating expenses do not exceed 1.99% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and may increase performance.  For the year ended June 30, 2009, the Advisor waived fees amounting to $67,497.  The Fund’s total expenses subject to recoupment are $144,915. As of June 30, 2009, the Advisor can recoup waived and reimbursed expenses of $20,794 until June 30, 2010, $56,624 until June 30, 2011, and $67,497 until June 30, 2012.

The Trust has entered into various service agreements (“Agreements”) with Gemini Fund Services, LLC (“GFS”). Pursuant to the Agreements, GFS serves as Administrator, Transfer and Dividend Disbursing Agent, Fund Accounting Agent, and Custody Administrator to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets. In addition, certain agreements are subject to certain minimum requirements.

Northern Lights Distributors, LLC (“NLD”), an affiliate of GFS, is the Distributor of the Trust.

Note 4.  Investment Transactions

During the year ended June 30, 2009, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities, aggregated $15,193,626 and $14,922,601, respectively.

Note 5.  Distributions to Shareholders and Tax Components of Capital

The tax character of Fund distributions for the following periods were as follows:

As of June 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security transactions are attributable to the tax deferral of losses on wash sales and book/tax differences due to partnership adjustments.  The difference between book basis and tax basis undistributed ordinary income is attributable to partnership adjustments.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2009

At June 30, 2009, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through June 30, 2017 of $1,290,058.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $3,451,775 of such capital losses.

Note 6.  Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of June 30, 2009, the Rogé Partners Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Armor Capital Partners LP	12/30/2005	450,000	$450,000	$539,265	5.55%
6356095 Canada Inc. (formerly Excapsa Software, Inc.)	10/18/2006	281,500	$45,466	$33,780	0.35%

Rogé Partners Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2009

To the Shareholders and Board of Trustees

Rogé Partners Funds

Bohemia, New York

We have audited the accompanying statement of assets and liabilities of the Rogé Partners Fund, a series of shares of the Rogé Partners Fund, including the schedule of investments, as of June 30, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from October 1, 2004 (commencement of operations) to June 30, 2005.    These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rogé Partners Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from October 1, 2004 (commencement of operations) to June 30, 2005  in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 27, 2009

Rogé Partners Fund
SUPPLEMENTAL INFORMATION
June 30, 2009 (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses.   The following examples are intended to help the shareholder understand the ongoing cost  (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds.    Please note, the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or any redemption fees.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2009 through June 30, 2009.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Rogé Partners Fund	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period** (1/1/09-6/30/09)
Actual	$1,000.00	$998.80	$9.86
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94

** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in the reporting period).

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2009 (Unaudited)

REAPPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 20, 2009 (the “Meeting”), the Board of Trustees (the “Board”) of the Rogé Partners Funds (the “Trust”) approved the continuation of the Investment Advisory Agreement (the “Agreement”) for the Rogé Partners Fund (“RP Fund”).  At the Meeting, Trust counsel reviewed and summarized the Board’s responsibilities under the Investment Company Act of 1940, as amended, (the “1940 Act”) with respect to approving the continuance of the Agreement, the material factors that must be considered by the Board to reach a final conclusion, and the requirements for disclosure of contract renewal deliberations in shareholder reports, the Statement of Additional Information and proxy statements. He referred to the materials provided prior to the Meeting for the Board’s consideration and discussed the same, including a questionnaire completed by the Adviser that provides important information about the Adviser.

In order to determine whether to renew the  Agreement, Trust counsel advised the Trustees to consider:  1) the investment performance of the RP Fund; 2) the nature, extent and quality of services provided by the Adviser;  3) the costs of the services to be provided and the profits to be realized by the Adviser and any affiliates, from the relationship with the RP Fund; 4) the extent to which economies of scale will be realized as the RP Fund grows; and 5) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board reviewed the RP Fund’s quarterly compliance checklists and certifications with respect to compliance with the 1940 Act, the Sarbanes-Oxley Act of 2002 and the RP Fund's Code of Ethics. Next, the Board reviewed the Adviser’s financial statements and the completed annual Agreement questionnaire provided by the Adviser.  The Board noted the business experience and quality of personnel associated with the Adviser, and that the Adviser was not involved in any litigation.

The Board then reviewed the performance of the RP Fund as compared to several benchmark indices for various periods ended March 31, 2009.  The Trustees then discussed the RP Fund’s overall performance record.

The Board then referred to the reports comparing the RP Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios of a peer group of funds. It was noted that the Adviser continues to waive advisory fees to maintain the RP Fund’s expense cap at 1.99%.  Further discussion ensued and the Board concluded that the advisory fees were competitive and reasonable for the services provided.  The Board then discussed the fact that the RP Fund’s expense ratio was above the median for the peer group, but noted that several of the funds in the peer group benefit from economies of scale available to large fund groups.

The Trustees then noted that the Adviser has no affiliated entities that might benefit from the Adviser’s relationship with the RP Fund.

The Independent Trustees met with Trust counsel in executive session to discuss their findings with respect to continuing the Agreement. The Independent Trustees discussed the nature and quality of the services provided to the RP Fund by the Adviser.  The Independent Trustees commented that they generally were very pleased with the quality of service provided by the Adviser. The Independent Trustees further noted the Adviser’s clear commitment to compliance. With respect to RP Fund’s expenses being relatively high, the Independent Trustees concluded that they are not unreasonable considering the current size of the RP Fund and the RP Fund’s performance.  The Independent Trustees also noted the Adviser’s past contributions to the RP Fund to reduce expenses and the Adviser’s ongoing commitment to the RP Fund’s asset growth. Finally, the Independent Trustees discussed how economies of scale would become more relevant when assets grow and the Adviser keeps its full fee.

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2009 (Unaudited)

When the regular session resumed, based upon the information provided, it was the Board’s, including the Independent Trustees’ consensus that the fees to be paid to the Adviser were reasonable, that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and the renewal of the Agreement was in the best interest of RP Fund’s shareholders.  The Board noted that it did not rely on any single factor to arrive at its decision but considered all of the information available.

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2009 (Unaudited)

The Trustees and executive officers of the Trust, together with information as to their principal business occupations during the last five years, are set forth in the table below.  Unless otherwise noted, the address of each Trustee and Officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788.

Name and Age	Position(s) held with Trust	Term of Office and Length of Time Served (1)	Principal Occupations(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships held by Trustee
INTERESTED TRUSTEE:
Ronald W. Rogé Age: 62	Chairman of the Board of Trustees; Chief Executive Officer; Co-Portfolio Manager	Since June 2004	Founder and Chairman of R.W. Rogé & Company, Inc. since 1986	1	None
NON-INTERESTED TRUSTEES:
David H. Diesslin Year of Birth: Age: 62	Trustee/Financial Expert	Since October 2004	Principal and Founder – Diesslin & Associates, Inc. (financial planners), since 1980; Chair Elect – Board of Governors of the Certified Financial Planner BoardTM of Standards; and Board member – Schwab Institutional Advisory Board (1997-1999)	1	5
Richard Sincere Age: 57	Trustee	Since June 2004	President, Chief Executive Officer and Founder of Sincere & Co., LLC (marketing firm)	1	None
Donald Smith Age: 67	Trustee	Since June 2004	Owner and President of IMXCO Sales Inc. since 1988	1	None

Rogé Partners Fund
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2009 (Unaudited)

Name and Age	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupations(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Trustee	Other Directorships held by Trustee
PRINCIPAL EXECUTIVE OFFICERS:
Steven M. Rogé Age: 28	President; Co-Portfolio Manager	Since June 2004	Portfolio Manager - R.W. Rogé & Company, Inc. since 2003; 2000 to 2003 – finance / economics duel degree candidate, Bryant College	1	None
Susan J. Rogé Age: 28	Treasurer	Since June 2004	Paraplanner & Chief Compliance Officer - R.W. Rogé & Company, Inc. since 2003; 2000 to 2003 – finance / economics duel degree candidate, Bryant College	1	None
Jeffrey C. Roberto Age: 43	Chief Compliance Officer	Since August 2005	Portfolio Operations Manager – R.W. Rogé & Company, Inc. since March 2002.	1	None
Kevin E. Wolf Age: 39	Assistant Treasurer	Since June 2006	Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2006 - Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 – Present); Vice President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).	1	None

(1)

Each trustee is elected to serve an indefinite term until his or successor, if any, is duly elected and qualified.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-888-800-ROGE.

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2009 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q.   Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).   The information on Form N-Q is available without charge, upon request, by calling 1-888-800-ROGE.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that David H. Diesslin is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

FY 06/30/09

$13,800

N/A

FY 06/30/08

$23,600

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE 06/30/09

$0

N/A

FYE 06/30/08

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE 06/30/09

$2,700

N/A

FYE 06/30/08

$5,100

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 06/30/09

$0

N/A

FYE 06/30/08

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 06/30/2009

$2,700

N/A

FYE 06/30/2008

$5,100

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Rogé Partners Funds

By (Signature and Title)

*

/s/

Steven M. Rogé

Steven M. Rogé, President

Date

9/4/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/

Steven M. Rogé

Steven M. Rogé, President

Date

9/4/09

By (Signature and Title)

*

/s/

Susan J. Rogé

Susan J. Rogé, Treasurer

Date

9/4/09

* Print the name and title of each signing officer under his or her signature.